SECOND AMENDMENT TO OPTION AGREEMENT

         This SECOND AMENDMENT TO OPTION AGREEMENT is made as of the 31st day of May, 1996 by and among John Marshall Associates Limited Partnership, a Virginia limited partnership, with an address of c/o Goelet Realty Company, Three Christine Centre, 201 North Walnut Street, Suite 1002, Wilmington, Delaware 19801, Greensboro Associates Limited Partnership, a Virginia limited partnership, with an address of c/o Goelet Realty Company, Three Christine Centre, 201 North Walnut Street, Suite 1002, Wilmington, Delaware 19801, Woodland-Northridge I Limited Partnership, a Virginia limited partnership, with an address of c/o Goelet Realty Company, Three Christine Centre, 201 North Walnut Street, Suite 1002, Wilmington, Delaware 19801, Pimpernell Estates Limited Partnership, a Virginia limited partnership, with an address of c/o Goelet Realty Company, Three Christine Centre, 201 North Walnut Street, Suite 1002, Wilmington, Delaware 19801 and Goodridge Drive Associates Limited Partnership, a Virginia limited partnership, with an address of c/o Goelet Realty Company, Three Christine Centre, 201 North Walnut Street, Suite 1002, Wilmington, Delaware 19801 (the foregoing five (5) partnerships, individually or collectively, "Seller"), and Beacon Properties, L.P., a Delaware limited partnership, with an address of 50 Rowes Wharf, Boston, Massachusetts 02110 (together with its successors and assigns, "Buyer"). Capitalized terms used herein without definition shall have the same meaning ascribed to such terms in the Option Agreement.

                                   WITNESSETH:

         WHEREAS, Seller and Buyer entered into that certain Option Agreement dated as of March 18, 1996, as amended by a First Amendment to Option Agreement by and between Seller and Buyer dated as of May 17, 1996 (as amended, the "Option Agreement") pursuant to which Seller granted buyer an option to purchaser the Premises, and provided Buyer purchases the Premises, Seller also granted Buyer an option to purchase the Additional Option Premises, all as more fully described in the Option Agreement; and

         WHEREAS, Seller and Buyer desire to change the date by which Buyer must exercise the Option (as such term is defined in the Option Agreement), subject to the terms of this Amendment below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledge, Seller and Buyer hereby agree as follows:

         1. All references in the First Amendment to "May 31, 1996" are hereby deleted and "June 14, 1996" is hereby substituted therefor.

         2. Except as modified hereby, the Option Agreement shall remain in full force and effect.


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         EXECUTED under sale as of the date first above written.

WITNESS:                             SELLER:

                                     GREENSBORO ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership


________________________________     By:  /s/ David W. Evans
                                              Name: David W. Evans
                                              Title: General Partner


________________________________     By:  /s/ A.J. Clark
                                              Name:  A.J. Clark
                                              Title:  General Partner

                                     By:  The Sotweed Corporation, a Delaware
                                          corporation, as general partner


________________________________          By: /s/ Robert G. Goelet
                                                  Name:  Robert G. Goelet
                                                  Title:  President


________________________________          By: /s/ Jonathan M. Rather
                                                  Name:  Jonathan M. Rather
                                                  Title: Treasurer

                                     JOHN MARSHALL ASSOCIATES LIMITED
                                     PARTNERSHIP, a Virginia limited partnership


________________________________     By: /s/ David W. Evans
                                             Name:  David W. Evans
                                             Title:  General Partner


________________________________     By: /s/ A.J. Clark
                                             Name:  A.J. Clark
                                             Title:  General Partner

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                                     By: The Sotweed Corporation, a Delaware
                                         corporation, as general partner


________________________________         By: /s/ Robert G. Goelet
                                                 Name:  Robert G. Goelet
                                                 Title:  President


________________________________         By: /s/ Jonathan M. Rather
                                                 Name:  Jonathan M. Rather
                                                 Title:  Treasurer

                                     PIMPERNELL ESTATES LIMITED
                                     PARTNERSHIP, a Virginia limited partnership

                                     By: Pimpernel Corporation, a Delaware
                                         corporation, as general partner


________________________________         By: /s/ Robert G. Goelet
                                                 Name:  Robert G. Goelet
                                                 Title:  President


________________________________         By: /s/ Jonathan M. Rather
                                                 Name:  Jonathan M. Rather
                                                 Title:  Treasurer

                                     WOODLAND-NORTHRIDGE I LIMITED
                                     PARTNERSHIP, a Virginia limited partnership


________________________________     By: /s/ David W. Evans
                                             Name:  David W. Evans
                                             Title:  General Partner


________________________________     By: /s/ A.J. Clark
                                             Name:  A.J. Clark
                                             Title:  General Partner

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                                     By: White Swan Oil Corporation,
                                         a Delaware corporation,
                                         as general partner



________________________________         By: /s/ Jonathan M. Rather
                                                 Name:  Jonathan M. Rather
                                                 Title:  Vice President

                                         By: Green Highlander Corporation,
                                             a Delaware corporation,
                                             as general partner

________________________________             By: /s/ Jonathan M. Rather
                                                     Name:  Jonathan M. Rather
                                                     Title:  Vice President

                                         By: Windward Oil and Gas Corporation,
                                             a Texas corporation,
                                             as general partner


________________________________             By: /s/ Gilbert Kerlin
                                                     Name:  Gilbert Kerlin
                                                     Title:  President

                                         By: Smoking Tree Corporation,
                                             a Delaware corporation,
                                             as general partner


________________________________             By: /s/ Robert G. Goelet
                                                     Name:  Robert G. Goelet
                                                     Title:  President


________________________________             By: /s/ Jonathan M. Rather
                                                     Name:  Jonathan M. Rather
                                                     Title:  Treasurer

                                         GOODRIDGE DRIVE ASSOCIATES LIMITED
                                         PARTNERSHIP, a Virginia limited
                                         partnership


________________________________         By: /s/ David W. Evans
                                                 Name:  David W. Evans
                                                 Title:  General Partner

________________________________       By: /s/ A.J. Clark
                                               Name:  A.J. Clark
                                               Title:  General Partner

                                       By: RPC Associates, a Virginia general
                                           partnership, General Partner

                                           By: Rattlesnake Point Corporation,
                                               a Delaware corporation,
                                               its general partner


________________________________               By: /s/ Robert G. Goelet
                                                       Name:  Robert G. Goelet
                                                       Title:  President


________________________________               By: /s/ Jonathan M. Rather
                                                       Name: Jonathan M. Rather
                                                       Title: Treasurer

                                        BUYER:

                                        BEACON PROPERTIES, L.P., a Delaware
                                        limited partnership

                                        By: Beacon Properties Corporation,
                                            a Maryland corporation,
                                            its general partner


________________________________        By: /s/ Charles H. Cremens
                                                Name:  Charles H. Cremens
                                                Title:  Senior Vice President


299814.c1

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